UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2005
RedEnvelope, Inc.
(Exact name of registrant as specified in its charter)
0-50387
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0844285 (I.R.S. Employer Identification No.)
149 New Montgomery Street
San Francisco, California 94105
(Address of principal executive offices, with zip code)
(415) 371-9100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)
     On August 30, 2005, Edward M. Schmults announced that he would be resigning from the position of Chief Operating Officer of the Company to pursue a new employment opportunity. The Company currently anticipates that Mr. Schmults will remain in his current role until late September.
     The Company issued a press release on August 31, 2005 announcing the resignation of Mr. Schmults, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	RedEnvelope, Inc. Press Release dated August 31, 2005 (announcing resignation of Mr. Schmults)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.
Date: August 31, 2005	By:	/s/ Alison May
Alison May, President and
Chief Executive Officer

Index to Exhibits

Exhibit
No.	Description
99.1	RedEnvelope, Inc. Press Release dated August 31, 2005 (announcing resignation of Mr. Schmults)

4